UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS 12TH FLOOR LOS ANGELES, CALIFORNIA		90067
(Address of principal executive offices)		(Zip code)

Copy to:

Daniel J. Hall 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067		P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 201-4100

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2017

Item 1.  Report to Stockholders.

2

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Semi-Annual Report

April 30, 2017

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	5
Schedule of Investments	6
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Statement of Cash Flows	20
Financial Highlights	21
Notes to Financial Statements	22
Proxy & Portfolio Information	34
Dividend Reinvestment Plans	35
Corporate Information	36
Privacy Notice	37
Directors and Officers	38

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

April 30, 2017 (Unaudited)

Dear Shareholders,

We would like to start by thanking you for your interest and participation in the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund"). We appreciate the trust and confidence that you have demonstrated in Ares through your investment in ARDC.

Economic Conditions and Leveraged Finance Market Update

Year-to-date through April, 2017 has largely been a continuation of robust returns in the non-investment grade credit market. The period began with a sustained risk-on rally following the surprise victory of President Trump and enthusiastic expectations regarding the potential benefits of his economic policies. Through the first two months of 2017, the S&P 500 had already returned an impressive 5.9%. Similarly, non-investment grade credit, as measured by the Bank of America Merrill Lynch High Yield Master II Index ("H0A0") and Credit Suisse Leveraged Loan Index ("CSLLI"), returned 2.9% and 1.1%, respectively. However, fears regarding an oversupply in oil and political uncertainty out of Washington led to a temporary reversal in sentiment during March. The market swiftly shrugged off this indigestion as oil prices rebounded and news resurfaced regarding Trump's proposed tax reforms. Amidst this strong technical backdrop, corporate fundamentals have buoyed performance as companies within the S&P 500 reported a return to earnings growth after seven straight quarters of decline. The Federal Reserve ("Fed") narrative reiterated only gradual increases in the Fed funds rate with only one increase after their mid-March meeting, which markets have ultimately cheered. Nonetheless, real rates in the market have remained largely unchanged in the wake of a record repricing wave across the leveraged finance market with over $100 billion in loans repricing in January alone.1 Despite these headwinds in the loan market, the CSLLI has notched positive returns every month year-to-date as renewed CLO issuance has exacerbated demand for floating rate assets. Regardless of political uncertainty domestically and abroad, volatility hit a two decade low giving investors the incentive to reach deeper into the risk spectrum. Consistent with much of 2016, riskier assets for both loans and bonds drove performance. Year-to-date through April, the H0A0, CSLLI and S&P 500 have returned 3.9%, 1.6% and 7.2%, respectively, marking a convincing continuation of the rally beginning last February 2016.

Capital markets demonstrated resiliency in the face of mixed economic data releases as credit assets continued to benefit from supportive technicals and a dip in Treasury yields. The U.S. Department of Commerce released the first advance estimate of U.S. GDP in late April, reporting the economy expanded at a 0.7% annualized rate during the first quarter of 2017, its weakest pace in three years. Over the past few years the trend has been for the first quarter of the year to produce weaker than normal growth figures; the Fed even dismissed the data as only "likely to be transitory". However, there are increasing signs that economic growth in the U.S. is moderating with the Commerce Department reporting consumer spending had the slowest first quarter since 2009. This deceleration in consumer spending includes rather sluggish figures for durable goods (i.e. autos), an area that had been experiencing strong growth since last year. Additionally the U.S. Bureau of Labor Statistics reported that consumer prices fell by 0.3% in March after hitting a five year peak, now edging below the Fed's inflation target of 2.0%. However, consumers remain in fair shape, evidenced by personal incomes rising again in March by 0.2%. Employment data supports that fact pattern, with the U.S. Department of Labor reporting that 211,000 jobs were added during the month of April, which exceeded the 185,000 estimate and nearly tripled March's hiring total. Regardless of the dip in inflation, most economists believe that the Fed is now close to achieving its dual mandate, and is widely expected to hike its benchmark lending rate by another quarter point at the June meeting. Odds of a hike increased following release of the jobs report, with probability of a June interest rate increase reaching 78% according to futures markets. On a brighter note, corporate earnings for the first quarter of 2017 have been largely positive. According to Factset, 83% of the S&P 500 companies have reported earnings through May 5 and of those firms, 75% reported earnings per share above consensus estimates. By and large the market has shrugged off these mixed economic indications and remains intently focused on regulatory reform and corporate income tax relief, but as recent history has demonstrated, there is no guarantee the proposed changes by the Trump Administration will actually bear fruit for the U.S. economy.

Despite geopolitical headlines looming over the region throughout most of 2017, the European markets exhibited strong performance with the BofA Merrill Lynch European High Yield Index ("HE00") and the Credit Suisse Western European Leveraged Loan Index ("WELLI") gaining 2.78% and 2.04%, respectively, year-to-date through April. Eurozone growth had accelerated at the end of 2016 with EuroStat reporting a full year 2016 GDP growth of 1.7% for the region. Additionally, Britain's Office of National Statistics reported U.K. GDP grew by 0.6% over the fourth quarter of 2016 contributing to overall economic growth of about 2.0% for the calendar year. Economic expansion has broadened on the continent thus far in 2017. The European composite of surveys of purchasing managers ("PMI") used to measure activity in the manufacturing and services sectors rose to 56.8 in April, a six year high, while core inflation within the region reported a 1.2% increase in

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

April 30, 2017 (Unaudited)

April, the highest mark since March 2013. Although these figures show positive signs of growth, they are still below the ECB's target growth rates. As a result, Mario Draghi and the ECB have been steadfast in their dovish commitment to accommodative monetary policy despite mounting pressure from Germany to begin a tapering policy. Headlines concerning the region, however, largely focused on the future of a united Europe. In March Theresa May invoked Article 50 in order to formally notify the European Union of the U.K.'s intent to leave the E.U. triggering little fanfare regardless of all the media attention. The difficult task of negotiating this withdrawal remains and will require a myriad of regulation and trade agreements, set to begin in late May or early June with a deadline to conclude by October 2018. This is undoubtedly an aggressive timeline, and the political landscape within Europe has the potential to dramatically change over the next year. Elections in the Netherlands and France expected to bring upheaval from the far right and unnerve incumbents fell flat. The "Frexit" election hype featuring Macron and Le Penne led to a sweeping victory for centrist Macron and little more to discuss. Even though results of the contrary would have likely injected more volatility to the region, the Macron victory brought volatility to all-time lows across the globe. Thus, while prospects for a united and economically robust Europe seem brighter than in many years past, there still remain many unknowns regarding the full economic and political impact of "Brexit" and timeline of accommodative monetary policy.

The structured credit market has been a bright spot for investors thus far in 2017. Fears regarding the impact of risk retention on new issuance were short lived. Following a subdued January in which issuance totaled $1.4 billion across 3 deals, global CLO issuance through April 30, 2017 has totaled $32.3 billion across 60 deals, versus $17.6 billion across 45 deals in the prior year period.2 Despite voracious investor demand for CLOs, most managers report that opportunity and value in the loan market is their greatest challenge when working to create a new CLO to meet that demand. This is largely a result of conditions within the leveraged loan market as spreads compressed and the market underwent a record repricing wave. Year-to-date through April leveraged loan volume in the U.S. totaled $427 billion; however, 75% of this volume was comprised of borrowers refinancing their debt.3 Thus, CLOs have had difficulty, amongst stiff competition from mutual fund demand, to obtain fresh collateral for new issuance. Consequently, CLO managers have been urgently refinancing to maintain their arbitrage amidst this difficult market environment. In an unprecedented refinancing wave in the CLO market, there have been 153 CLOs reset or refinanced through April 30, 2017 compared to only 2 in the prior year period.4 The result has been intense compression in liabilities with AAA spreads tightening by approximately 25bps since the beginning of the year. Similarly, liabilities have been stretched to longer reinvestment periods with some managers allowed to reinvest for 6 years, the longest reinvestment period seen since the financial crisis. On the risk retention front, the vast majority of managers have opted to take a 20% horizontal stake in the equity rather than 5% vertical strips in each tranche. However, three recently priced deals have utilized a novel approach to the vertical positioning that references a second layer of securitization-like notes. Industry experts believe this innovation may open the flood gates for additional managers to utilize the vertical option going forward. While the primary CLO market has witnessed an abundance of new issuance, the secondary market has experienced a dearth of supply. Trading in the secondary market for April 2017 saw the lowest volumes since December 2011 with a mere $1.4 billion versus an average of $2.9 billion over the last twelve months.5 Much of this is a result of paper trading at or above par and limiting new opportunities to the primary market. We expect these market dynamics to persist so long as the loan market continues to reprice and see spreads compress.

With the results of the French election in favor of the established, moderate form of government, the EU avoided a potential unwind that would most likely have created havoc in the world's capital markets. This was one identifiable event in 2017 that had the potential to create market instability in what has been a fairly mundane and orderly market thus far. Even the Trump Administration, initially thought to stir turmoil with its ambitious legislative agenda, has generated a historically low level of volatility beyond very short episodic blips. In early May the CBOE Volatility Index or "VIX", a widely regarded measure for market anxiety, hit lows not seen since 1993, indicating that most participants are shrugging off any political rhetoric and honing focus on positive corporate earnings and steady predictable global growth. Most of the instability this year has been centered on the commodity space, as we recently witnessed the price of oil dropping over 4% in early May, although even those dislocations have shortened in duration with value investors armed with "dry powder" stepping in to form a bottom.6 Given the benign inflationary environment, a patient stance from the Fed to tighten monetary policy and the lack of a visibly overheated sector, we believe there is a lower probability for a severe market dislocation within credit. That said, there is no certainty that the relative calm experienced thus far will continue and unexpected idiosyncratic events could provide opportunities to source paper at discounted levels. The strength in demand has shortened the amount of time dislocations linger and we believe the ability to execute on opportunities in credits that may have been overly punished or are trading at spreads inconsistent with their fundamental risk profile will benefit nimble managers.

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

April 30, 2017 (Unaudited)

Portfolio Performance and Positioning

For the calendar year-to-date period through April 30, ARDC has returned 4.50% based on Net Asset Value ("NAV"), which compares to 1.1% for the Credit Suisse Leveraged Loan Index ("CSLLI") and 2.9% for the Bank of America Merrill Lynch High Yield Master II Index ("H0A0"). On a last twelve months basis through April 30, ARDC has returned 20.26% based on NAV, which compares to 8.2% for the CSLLI and 13.7% for the H0A0. However, it is important to note that given its flexible mandate and focus on senior secured bank loans, high yield bonds and CLOs, we believe there is no single established benchmark that reasonably lends itself to comparison with ARDC.

Over the past year, ARDC continued to increase its allocation to CLO debt and equity to 27.7% as of April 30, 2017 from 24.2% as of April 30, 2016, as we believe these assets offered the best relative value to source investment opportunities. From an industry perspective, over the last twelve months we significantly increased exposure to Metals & Mining to 7.0% from 1.0% as those industries experienced meaningful recoveries following the 2015/2016 dislocation. Year to date through April, we have focused on income and high coupon investments across asset classes as price appreciation has become more difficult to source within non-investment grade credit. Nonetheless, the Fund is prepared to capitalize on exogenous shocks to the market that may create the opportunity for price appreciation.

On November 6, 2015, the Board of Directors (the "Board") of ARDC authorized the repurchase of shares of common stock of the Fund (the "Common Shares") on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value ("NAV") of the Common Shares. The Fund may repurchase its outstanding Common Shares in open-market transactions at the Fund management's discretion. The Fund is not required to effect share repurchases. Any future purchases of the Common Shares may not materially impact the discount of the market price of the Common Shares relative to their NAV and any narrowing of this discount that does result may not be maintained. Since inception of the program through April 30, 2017, the Fund has repurchased 518,334 shares at an average price of $13.08, representing an average discount of -15.2%.

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Adviser"), a subsidiary of Ares Management, L.P. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities.

In conclusion, we maintain strong conviction in the ARDC portfolio and believe the Fund continues to be well positioned to take advantage of buying opportunities in the new issue and secondary markets. We continue to believe that the ability to dynamically allocate is critical to successfully navigating an evolving market environment with headline and interest rate driven volatility. Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Best Regards,

Ares Capital Management II LLC

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law.

1 S&P Global Market Intelligence: LCD News "January Repricings Smash Record as Issuance Tops $100B".

2 Source: S&P Capital IQ LCD. "Global Databank," April 28, 2017.

3 Source: "Asset Backed Alert" May 19, 2017.

4 Source: S&P Capital IQ LCD. "Global Databank," April 28, 2017.

5 Source: Goldman Sachs. "GS CLO Secondary: April 2017 Month End Recap and Thoughts 'Glacier'," May 5, 2017.

6 Source: Bloomberg: Price of U.S. West Texas Intermediate Crude Futures (WTI) from May 1, 2017 to May 4, 2017.

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

April 28, 2017 (Unaudited)

Portfolio Characteristics as of 4.28.17

Weighted Average Floating Coupon[1]	6.29%
Weighted Average Bond Coupon[2]	8.05%
Current Distribution Rate[3]	7.59%
Dividend Per Share	$0.1025

1 The weighted-average gross interest rate on the pool of loans as of April 28, 2017.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 Monthly dividend per share annualized and divided by the April 28, 2017 market price per share. The Fund's April 2017 distributions were comprised of net investment income and short-term capital gains. The distribution rate alone is not indicative of Fund performance. To the extent that any portion of the current distributions were estimated to be sourced from something other than income, such as return of capital, the source would have been disclosed in a Section 19(a) Notice located under the "Investor Information" section of the Fund's website. Please note that the distribution classifications are preliminary and certain distributions may be re-classified at year end. Please refer to year-end tax documents for the final classifications of the Fund's distributions for a given year.

Top 10 Holdings4 as of 4.28.17

Anglo American Capital, PLC	1.18%
GCP Applied Technologies, Inc.	1.15%
Rite Aid Corp	1.13%
Builders FirstSource, Inc.	1.13%
Madison Park Funding Ltd	1.10%
FMG Resources Pty Ltd	1.06%
Atrium CDO	0.97%
LCM 23 CLO, Ltd.	0.97%
JC Penney Corp Inc.	0.96%
Kraton Polymers LLC	0.95%

4 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 4.28.17

	Market	NAV
1 Month	1.83%	0.80%
Year to Date	10.28%	4.68%
3 Years (annualized)	4.87%	4.50%
Since Inception**	3.54%	5.94%

**Since Inception of fund (11/27/2012) and annualized.

Source: Morningstar

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Composition as of 4.28.17

Fixed vs. Floating Rate as of 4.28.17

Industry Allocation5 as of 4.28.17

5 Merrill Lynch industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

This data is subject to change on a daily basis.

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

April 30, 2017 (Unaudited)

Senior Loans 36.0%(b)

	Principal Amount	Value(a)
Aerospace and Defense 2.5%
Air Methods Corporation, Initial Term Loan, L+ 3.50%, 04/05/2024(c)	$2,618,943	$2,615,669
Engility Corporation, Term B-2 Loan, 4.75%, 08/12/2023	1,325,735	1,334,021
Hensoldt Holding Germany, GmbH, Term Loan B, (Denmark), 3.75%, 02/28/2024	€2,000,000	2,197,422
Sequa Corporation, Initial Loan 1st Lien, L+ 5.50%, 11/26/2021(c)	$1,392,273	1,406,196
Sequa Corporation, Initial Loan 2nd Lien, L+ 9.00%, 04/28/2022(c)	1,015,282	1,031,780
Standard Aero Aviation Holdings, Inc., 1st Lien Term Loan, L+ 4.25%, 07/07/2022(c)	1,744,186	1,747,238
		10,332,326
Automotive 0.7%
CH Hold Corporation, 2nd Lien Term Loan, L+ 7.25%, 02/01/2025(c)	1,464,592	1,490,223
Lumileds Holding B.V., Term Loan B, L+ 4.50%, 03/15/2024(c)	1,481,481	1,498,148
		2,988,371
Banking, Finance, Insurance & Real Estate 1.6%
Asurion, LLC, 2nd Lien Term Loan, 8.50%, 03/03/2021	3,000,000	3,043,740
Asurion, LLC, Incremental B-5 Term Loan, 4.75%, 11/03/2023	1,960,075	1,974,775
Gulf Finance, LLC, Tranche B Term Loan, 6.25%, 08/25/2023	1,492,500	1,488,769
		6,507,284
Beverage, Food and Tobacco 0.5%
Candy Intermediate Holdings, Inc., Initial 1st Lien Term Loan, 5.65%, 06/15/2023	2,009,174	1,965,233

Senior Loans(b) (continued)

	Principal Amount	Value(a)
Business Equipment & Services 0.5%
CCC Information Services, Inc., 2017 1st Lien Term Loan, L+ 3.00%, 04/29/2024(c)	$499,875	$497,500
CCC Information Services, Inc., 2017 2nd Lien Term Loan, L+ 6.75%, 04/28/2025(c)	1,425,532	1,452,261
		1,949,761
Chemicals, Plastics & Rubber 2.1%
HII Holding Corporation, 1st Lien U.S. Term Loan, 4.40%, 12/20/2019	994,329	1,000,544
HII Holding Corporation, 2nd Lien Term Loan, 9.75%, 12/21/2020	1,500,000	1,515,000
Inovyn Finance PLC, 2021 EUR Term Loan B, (Great Britain), 4.50%, 05/15/2021	€1,563,207	1,710,323
Inovyn Finance PLC, Term Loan B, (Great Britain), L+ 3.00%, 05/15/2024(c)	666,667	729,408
Kraton Polymers, LLC, Initial Term Loan, 5.00%, 01/06/2022	$2,426,448	2,459,957
PQ Corporation, Tranche B-1 Term Loan, 5.25%, 11/04/2022	1,237,562	1,251,930
		8,667,162
Construction & Building 0.4%
Fairmount Santrol Inc. (fka Fairmount Minerals, Ltd.), New Tranche B-2 Term Loan, 4.50%, 09/05/2019	1,745,478	1,714,932
Consumer Goods: Durable 0.9%
Comfort Holding, LLC, 1st Lien Term Loan, 5.78%, 02/05/2024	949,367	949,965
Comfort Holding, LLC, 2nd Lien Term Loan, 11.03%, 02/03/2025	1,263,158	1,212,632
Unifrax Corporation, Initial USD Term Loan, 4.90%, 04/04/2024	1,483,871	1,486,349
		3,648,946

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Senior Loans(b) (continued)

	Principal Amount	Value(a)
Consumer Goods: Non-Durable 0.4%
G-III Apparel Group, Ltd., Initial Term Loan, 6.25%, 12/01/2022	$1,773,399	$1,740,893
Containers, Packaging & Glass 0.3%
Berlin Packaging, LLC, Initial 2nd Lien Term Loan, 7.75%, 09/30/2022	750,000	748,748
Fort Dearborn Holding Company, Inc., Initial 2nd Lien Term Loan, 9.65%, 10/21/2024	625,000	618,750
		1,367,498
Energy: Electricity 0.1%
Pike Corporation, Initial Term Loan, 4.75%, 03/10/2024	571,429	577,143
Energy: Oil & Gas 3.9%
California Resources Corporation, Initial Loan, 11.38%, 12/31/2021	1,925,000	2,115,094
Chesapeake Energy Corp., Class A Term Loan, 8.55%, 08/23/2021	3,500,000	3,778,915
Foresight Energy, LLC, Term Loan, 6.75%, 03/28/2022	1,625,000	1,568,629
FTS International, Inc., Initial Term Loan, 5.75%, 04/16/2021	2,875,000	2,494,063
MEG Energy Corporation, 2017 Term Loan B, 4.68%, 12/31/2023	1,420,248	1,420,958
Pardus Oil & Gas, LLC, 2nd Lien Term Loan, 5.00%, 05/13/2022(d)(e)	156,403	—
Pardus Oil & Gas, LLC, Tranche A 1st Lien Term Loan, 13.00%, 11/12/2021(d)(e)	298,969	221,237
Pardus Oil & Gas, LLC, Tranche B 1st Lien Term Loan, 13.00%, 11/12/2021(d)(e)(f)	107,898	(28,053)
Summit Midstream Holdings, LLC, Term Loan B, 7.02%, 05/13/2022	1,428,571	1,453,571
Western Refining, Inc., 2016 Incremental Term Loan, 5.50%, 06/23/2023	2,765,813	2,769,270
		15,793,684

Senior Loans(b) (continued)

	Principal Amount	Value(a)
Healthcare & Pharmaceuticals 2.0%
Envigo Holdings, Inc., Term Loan, 9.53%, 11/03/2021	$1,150,988	$1,148,110
Ethypharm SA, EUR 2017 Term Loan B, (France), 3.50%, 07/21/2023	€1,112,582	1,225,183
Immucor, Inc., Term B-2 Loan, 5.00%, 08/17/2018	$1,244,154	1,239,178
Press Ganey Holdings, Inc., Initial 2nd Lien Loan, 8.25%, 10/21/2024	705,094	717,433
Press Ganey Holdings, Inc., Initial Term Loan, 4.25%, 10/21/2023	1,745,625	1,745,625
Radnet Management, Inc., 2nd Lien Term Loan, 8.00%, 03/25/2021	1,809,967	1,819,017
Valeant Pharmaceuticals International, Inc., Term Loan B, Series F-1, L+ 5.74%, 04/01/2022(c)	213,043	214,263
		8,108,809
High Tech Industries 4.4%
Applied Systems, Inc., 2nd Lien Term Loan, 7.65%, 01/24/2022	1,990,953	2,004,233
Cologix, Inc., 2017 2nd Lien Term Loan, 8.00%, 03/20/2025	2,400,000	2,419,008
Colorado Buyer, Inc., 2nd Lien Term Loan, L+ 7.25%, 03/14/2025(c)	1,057,692	1,060,781
Diebold, Inc., USD Term B Loan, 5.50%, 11/06/2023	1,423,050	1,431,062
Integrated Device Technology, Inc., Term Loan B, 6.00%, 04/04/2024	1,363,017	1,366,424
Kemet Electronic Corporation, Initial Term Loan B, L+ 6.00%, 04/26/2024(c)	2,045,415	1,994,279
Oberthur Technologies Holding SAS (fka OT Frenchco 1 SAS), Facility B-1 EUR, (France), 3.75%, 01/10/2024	€765,343	834,201

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Senior Loans(b) (continued)

	Principal Amount	Value(a)
Oberthur Technologies Holding SAS (fka OT Frenchco 1 SAS), Facility B-2 EUR, (France), 3.43%, 01/10/2024(f)	€1,234,657	$148
Optiv Security, Inc., 2nd Lien Term Loan, 8.25%, 01/31/2025	$666,667	675,833
Rocket Software, Inc., Term Loan, 5.40%, 10/14/2023	1,249,652	1,259,411
Rocket Software, Inc., Term Loan, 10.65%, 10/11/2024	1,103,014	1,115,699
Tibco Software, Inc., 2017 Term Loan B, 5.50%, 12/04/2020	1,500,000	1,513,125
TierPoint, LLC, 2017 1st Lien Term Loan, L+ 3.75%, 05/06/2024(c)	2,083,333	2,091,146
		17,765,350
Hotel, Gaming & Leisure 0.9%
Affinity Gaming, 2nd Lien Term Loan, 9.27%, 01/31/2025	2,000,000	2,013,760
Mohegan Tribal Gaming Authority, Term Loan B, 5.00%, 10/13/2023	1,500,000	1,508,745
		3,522,505
Industrials 0.3%
Dynacast International, LLC, Term Loan B-1, 4.50%, 01/28/2022	1,071,004	1,072,342
Media: Advertising, Printing & Publishing 0.9%
F&W Media, Inc., Initial Term Loan, 10.75%, 06/30/2019(d)	1,932,560	985,605
Lee Enterprises, Inc., Term Loan, 7.25%, 03/31/2019	353,753	353,311
LSC Communications, Inc., Term Loan B, 7.00%, 09/30/2022	833,333	840,625
Tribune Publishing Company, Initial Term Loan, 5.75%, 08/04/2021	1,400,000	1,393,000
		3,572,541

Senior Loans(b) (continued)

	Principal Amount	Value(a)
Media: Diversified & Production 1.5%
Delta 2 (LUX) Sarl, 2nd Lien Term Loan, (Luxembourg), 8.07%, 07/29/2022	$700,000	$706,125
Delta 2 (LUX) Sarl, Facility B-3 USD, (Luxembourg), 4.57%, 02/01/2024	1,500,000	1,501,500
Equinox Holdings, Inc., 2017 2nd Lien Term Loan, 8.00%, 09/08/2024	2,050,000	2,075,625
Equinox Holdings, Inc., 2017 Term Loan, 4.25%, 03/08/2024	2,000,000	2,014,160
		6,297,410
Metals & Mining 1.4%
Murray Energy Corporation, Term Loan B-2, 8.40%, 04/16/2020	3,461,243	3,300,676
Peabody Energy Corporation, Exit Term Loan, 5.50%, 03/31/2022	1,936,108	1,940,949
Zekelman Industries, Inc., Term Loan, 4.91%, 06/14/2021	595,508	602,022
		5,843,647
Printing and Publishing 0.4%
Dex Media, Inc., Closing Date Loan, 11.00%, 07/29/2021	1,463,110	1,492,372
Retail 5.5%
Academy, Ltd., Initial Term Loan, 5.17%, 07/01/2022	2,475,469	1,701,885
Action Holding B.V., EUR Term Loan B, (Netherlands), 4.25%, 02/25/2022	€650,000	711,945
BJ's Wholesale Club, Inc., 2017 2nd Lien Term Loan, 8.50%, 02/03/2025	$1,724,138	1,726,655
GOBP Holdings, Inc., 1st Lien Term Loan, 5.15%, 10/21/2021	2,212,032	2,216,633
GOBP Holdings, Inc., 2nd Lien Term Loan, 9.40%, 10/21/2022	1,750,000	1,742,702

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Senior Loans(b) (continued)

	Principal Amount	Value(a)
Harbor Freight Tools USA, Inc., Initial 1st Lien Loan, 4.24%, 08/18/2023	$3,674,466	$3,663,002
J.C. Penney Corp., Inc., Initial Loan, 5.30%, 06/23/2023	2,453,125	2,448,538
Petco Animal Supplies, Inc., 2017 Term Loan B, 4.17%, 01/26/2023	2,468,750	2,230,367
Rite Aid Corporation, 2nd Priority Tranche 1 Term Loan, 5.75%, 08/21/2020	4,170,000	4,176,505
Rite Aid Corporation, Tranche 2 Term Loan, 4.88%, 06/21/2021	1,575,000	1,576,481
True Religion Apparel, Inc., Initial 2nd Lien Term Loan, 11.00%, 01/30/2020(d)	1,369,565	150,652
		22,345,365
Services: Business 2.5%
CASMAR (Australia) PTY, Ltd., Initial Term USD Loan, (Australia), 5.68%, 12/07/2023	884,630	895,688
Cypress Semiconductor Corp., 2016 Incremental Term Loan, 4.74%, 07/05/2021	2,406,250	2,428,315
Micron Technology, Inc., Term Loan, 3.50%, 04/26/2022	1,736,875	1,747,487
Solera, LLC, 2017 USD Term Loan B, 4.25%, 03/03/2023	1,485,000	1,495,083
Travelport Finance (Luxembourg) S.a.r.l., Term Loan B, (Luxembourg), 4.29%, 09/02/2021	2,500,001	2,517,851
Xerox Business Services, LLC, Term Loan B, 4.99%, 12/07/2023	997,500	1,014,128
		10,098,552
Services: Consumer 0.3%
General Nutrition Centers, Inc., New Term Loan B, L+ 2.50%, 03/04/2019(c)	810,842	746,315
St. Georges University, Term Loan, 6.40%, 07/06/2022	657,886	664,057
		1,410,372

Senior Loans(b) (continued)

	Principal Amount	Value(a)
Technology 0.6%
Allflex Holdings III, Inc., (U.S.), Initial 2nd Lien Term Loan, 8.16%, 07/19/2021	$2,500,000	$2,492,975
Telecommunications 1.4%
CenturyLink, Inc., Bridge Term Loan, L+ 5.00%, 02/08/2018(c)(f)	2,500,000	—
LSF9 Atlantis Holdings, LLC, 2017 Term Loan, L+ 6.00%, 05/01/2023(c)	2,775,575	2,775,575
Windstream Services, LLC, Tranche B-6 Term Loan, 5.00%, 03/29/2021	2,985,000	3,002,731
		5,778,306
Total Senior Loans (Cost: $148,527,775)		147,053,779

Corporate Bonds 60.9%

Aerospace and Defense 2.2%
Air Methods Corp., 144A, 8.00%, 05/15/2025	2,260,000	2,243,050
Bombardier, Inc., 144A, (Canada), 8.75%, 12/01/2021	2,250,000	2,503,125
Engility Corp., 144A, 8.88%, 09/01/2024	1,600,000	1,708,000
Leidos, Inc., 7.13%, 07/01/2032	2,500,000	2,715,625
		9,169,800
Automotive 0.8%
Dana Financing Luxembourg Sarl, 144A, (Luxembourg), 6.50%, 06/01/2026	1,500,000	1,571,250
Navistar International Corporation, 8.25%, 11/01/2021	1,525,000	1,544,063
		3,115,313
Banking, Finance, Insurance & Real Estate 2.8%
Builders FirstSource, Inc., 144A, 10.75%, 08/15/2023	5,500,000	6,421,250
Summit Materials, LLC / Summit Materials Finance Corporation, 8.50%, 04/15/2022	4,325,000	4,854,812
		11,276,062

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Beverage, Food and Tobacco 1.1%
Albertsons Cos, LLC, 144A, 6.63%, 06/15/2024	$610,000	$623,725
Boparan Finance PLC, RegS, (Great Britain), 5.50%, 07/15/2021	£1,000,000	1,294,949
Clearwater Seafoods, Inc., 144A, (Great Britain), 6.88%, 05/01/2025	$600,000	621,000
Iceland Bondco PLC, 144A, (Great Britain), 6.25%, 07/15/2021	£1,500,000	2,012,954
		4,552,628
Chemicals, Plastics & Rubber 3.9%
GCP Applied Technologies, 144A, 9.50%, 02/01/2023	$5,750,000	6,555,000
Kraton Polymers, LLC / Kraton Polymers Capital Corporation, 144A, 7.00%, 04/15/2025	909,000	954,450
Kraton Polymers, LLC / Kraton Polymers Capital Corporation, 144A, 10.50%, 04/15/2023	1,750,000	2,016,875
PQ Corp., 144A, 6.75%, 11/15/2022	2,000,000	2,169,980
Tronox Finance, LLC, 6.38%, 08/15/2020	750,000	762,187
Tronox Finance, LLC, 144A, 7.50%, 03/15/2022	3,250,000	3,396,250
		15,854,742
Construction & Building 0.8%
Aer Cap Global Aviation Trust, 8.88%, 09/01/2017	2,000,000	2,047,670
Tutor Perini Corporation, 144A, 6.88%, 05/01/2025	1,000,000	1,050,000
		3,097,670
Consumer Goods: Durable 0.4%
NBTY, Inc., 144A, 7.63%, 05/15/2021	1,500,000	1,593,750
Containers, Packaging & Glass 2.6%
Ardagh Packaging Finance PLC, 144A, (Ireland), 7.25%, 05/15/2024	3,000,000	3,266,250
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	3,350,000	3,886,000

Corporate Bonds (continued)

	Principal Amount	Value(a)
Guala Closures SpA, 144A, (Italy), 4.75%, 11/15/2021(g)	€3,000,000	$3,326,769
		10,479,019
Energy: Oil & Gas 8.9%
Chesapeake Energy Corp., 144A, 8.00%, 01/15/2025	$513,000	507,229
Denbury Resources, Inc., 5.50%, 05/01/2022	500,000	372,500
Denbury Resources, Inc., 144A, 9.00%, 05/15/2021	3,000,000	3,165,000
Energy Transfer Equity, L.P., 7.50%, 10/15/2020	3,135,000	3,532,753
EP Energy, LLC, 9.38%, 05/01/2020	1,250,000	1,182,812
EP Energy, LLC, 144A, 8.00%, 11/29/2024	1,000,000	1,046,250
EP Energy, LLC / Everest Acquisition Finance, Inc., 144A, 8.00%, 02/15/2025	875,000	780,938
Extraction Oil & Gas Holdings, LLC, 144A, 7.88%, 07/15/2021	3,000,000	3,142,500
Foresight Energy, LLC / Foresight Energy Finance Corporation, 144A, 11.50%, 04/01/2023	2,250,000	2,140,312
FTS International, Inc., 6.25%, 05/01/2022	500,000	432,500
FTS International, Inc., 144A, 8.63%, 06/15/2020(g)	1,975,000	1,994,750
Gibson Energy, Inc., 144A, (Canada), 6.75%, 07/15/2021	825,000	860,063
Laredo Petroleum, Inc., 7.38%, 05/01/2022	3,000,000	3,116,250
MEG Energy Corp., 144A, (Canada), 6.50%, 01/15/2025	780,000	770,250
MEG Energy Corp., 144A, (Canada), 7.00%, 03/31/2024	1,500,000	1,338,750
Newfield Exploration Co, 5.63%, 07/01/2024	2,000,000	2,113,760
Rowan Cos, Inc., 144A, 7.38%, 06/15/2025	2,000,000	1,975,000
Targa Resources Partners L.P., 6.75%, 03/15/2024	1,500,000	1,635,000
Williams Cos, Inc., 7.88%, 09/01/2021	1,250,000	1,464,062

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Williams Cos, Inc., 8.75%, 03/15/2032	$2,500,000	$3,237,500
WPX Energy, Inc., 7.50%, 08/01/2020	1,500,000	1,590,000
		36,398,179
Healthcare & Pharmaceuticals 5.2%
BioScrip, Inc., 8.88%, 02/15/2021	3,250,000	2,746,250
DJO Finance, LLC,, 144A, 8.13%, 06/15/2021	3,163,000	2,791,347
Greatbatch, Ltd., 144A, 9.13%, 11/01/2023	1,500,000	1,575,000
HCA, Inc., 5.25%, 04/15/2025	1,500,000	1,612,035
HCA, Inc., 8.00%, 10/01/2018	1,500,000	1,614,375
IASIS Healthcare, LLC, 8.38%, 05/15/2019	2,500,000	2,437,500
Immucor, Inc., 11.13%, 08/15/2019	2,750,000	2,756,875
Tenet Healthcare Corporation, 8.00%, 08/01/2020	2,250,000	2,295,742
Valeant Pharmaceuticals International, Inc., 144A, 7.00%, 10/01/2020	2,125,000	1,864,688
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 6.13%, 04/15/2025	500,000	369,125
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 6.75%, 08/15/2018	510,000	508,725
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 7.50%, 07/15/2021	1,000,000	827,500
		21,399,162
High Tech Industries 2.7%
Diebold, Inc., 8.50%, 04/15/2024	1,100,000	1,226,500
Genesys Telecommunications Laboratories Inc, 144A, 10.00%, 11/30/2024	2,250,000	2,492,156
Microsemi Corporation, 144A, 9.13%, 04/15/2023	2,931,000	3,370,650
TIBCO Software, Inc., 144A, 11.38%, 12/01/2021	1,000,000	1,107,500

Corporate Bonds (continued)

	Principal Amount	Value(a)
Western Digital Corporation, 10.50%, 04/01/2024	$1,500,000	$1,766,250
Western Digital Corporation, 144A, 7.38%, 04/01/2023	1,000,000	1,095,000
		11,058,056
Hotel, Gaming & Leisure 2.2%
Gateway Casinos and Entertainment, Ltd., 144A, 8.25%, 03/01/2024	333,000	340,493
Jack Ohio Finance, LLC, 144A, 6.75%, 11/15/2021	1,000,000	1,045,000
Jack Ohio Finance, LLC, 144A, 10.25%, 11/15/2022	1,865,000	2,021,194
MGM Resorts International, 8.63%, 02/01/2019	1,000,000	1,105,000
MGM Resorts International, 11.38%, 03/01/2018	2,000,000	2,160,000
Mohegan Tribal Gaming Authority, 144A, 7.88%, 10/15/2024	2,222,000	2,274,772
		8,946,459
Media: Advertising, Printing & Publishing 1.5%
EMI Music Publishing Group North America Holdings, Inc., 144A, 7.63%, 06/15/2024	1,400,000	1,547,000
Lee Enterprises, Inc., 144A, 9.50%, 03/15/2022	4,375,000	4,604,688
		6,151,688
Media: Broadcasting & Subscription 10.2%
Altice Financing S.A., 144A, (Luxembourg), 6.63%, 02/15/2023	1,000,000	1,058,750
Altice Financing S.A., 144A, (Luxembourg), 7.50%, 05/15/2026	2,000,000	2,160,000
Belo Corp., 7.25%, 09/15/2027	5,000,000	5,400,000
CSC Holdings, LLC, 8.63%, 09/15/2017	2,053,000	2,109,457
CSC Holdings, LLC, 8.63%, 02/15/2019	2,000,000	2,203,100
CSC Holdings, LLC, 144A, 10.88%, 10/15/2025	500,000	600,625

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Lamar Media Corp., 5.38%, 01/15/2024	$2,000,000	$2,110,000
Midcontinent Communications, 144A, 6.88%, 08/15/2023	1,750,000	1,876,875
SFR Group SA, 144A, (France), 7.38%, 05/01/2026	5,000,000	5,256,250
Sinclair Television Group, Inc., 6.13%, 10/01/2022	2,000,000	2,090,220
Sirius XM Radio, Inc., 144A, 5.38%, 04/15/2025	1,500,000	1,539,375
Tribune Media Co, 5.88%, 07/15/2022	3,000,000	3,151,560
Virgin Media Secured Finance PLC, 144A, (Great Britain), 5.25%, 01/15/2026	2,000,000	2,025,000
Wave Holdco LLC, 144A, PIK, 8.25%, 07/15/2019(h)	1,000,000	1,005,000
WaveDivision Holdings, LLC, 144A, 8.13%, 09/01/2020	4,000,000	4,120,000
Wide Open West Finance, LLC, 10.25%, 07/15/2019	4,713,000	4,901,520
		41,607,732
Media: Diversified & Production 0.5%
Life Time Fitness, Inc., 144A, 8.50%, 06/15/2023	2,000,000	2,125,000
Metals & Mining 8.0%
Alcoa Nederland Holding B.V., 144A (Netherlands), 6.75%, 09/30/2024	1,000,000	1,094,000
Anglo American Capital PLC, 144A, (Great Britian), 9.38%, 04/08/2019	6,000,000	6,750,000
Constellium NV, 144A, (Netherlands), 8.00%, 01/15/2023	2,500,000	2,583,750
First Quantum Minerals, Ltd., 144A, (Canada), 7.25%, 05/15/2022	500,000	515,000
First Quantum Minerals, Ltd., 144A, (Canada), 7.25%, 04/01/2023	2,500,000	2,545,313
First Quantum Minerals, Ltd., 144A, (Canada), 7.50%, 04/01/2025	1,500,000	1,530,000
FMG Resources August 2006 Pty, Ltd., 144A, (Australia), 9.75%, 03/01/2022	5,250,000	6,040,781

Corporate Bonds (continued)

	Principal Amount	Value(a)
Freeport-McMoRan Inc, 144A, 6.50%, 11/15/2020	$1,500,000	$1,541,250
Freeport-McMoRan Inc, 144A, 6.88%, 02/15/2023	750,000	789,375
Grinding Media, Inc., 144A, 7.38%, 12/15/2023	600,000	640,080
Hudbay Minerals, Inc., 144A, (Canada), 7.25%, 01/15/2023	544,000	578,680
Hudbay Minerals, Inc., 144A, (Canada), 7.63%, 01/15/2025	2,000,000	2,142,500
Murray Energy Corporation, 144A, 11.25%, 04/15/2021	2,000,000	1,500,000
Peabody Energy Corporation, 144A, 6.00%, 03/31/2022	460,000	469,200
Peabody Energy Corporation, 144A, 6.38%, 03/31/2025	350,000	355,250
Teck Resources, Ltd., 144A, (Canada), 8.50%, 06/01/2024	1,500,000	1,738,125
Zekelman Industries, Inc., 144A, 9.88%, 06/15/2023	1,850,000	2,090,500
		32,903,804
Retail 2.5%
JC Penney Corporation, Inc., 8.13%, 10/01/2019	2,782,000	3,032,380
L Brands, Inc., 6.75%, 07/01/2036	1,000,000	968,750
L Brands, Inc., 8.50%, 06/15/2019	4,000,000	4,460,000
Rite Aid Corp., 144A, 6.13%, 04/01/2023	690,000	683,100
Under Armour, Inc., 3.25%, 06/15/2026	1,000,000	921,207
		10,065,437
Services: Business 1.8%
Ashtead Capital, Inc., 144A, 6.50%, 07/15/2022	2,000,000	2,077,500
Conduent Finance, Inc., 144A, 10.50%, 12/15/2024	1,750,000	2,030,000
Solera, LLC, 144A, 10.50%, 03/01/2024	3,000,000	3,423,750
		7,531,250

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Telecommunications 1.8%
Digicel Group, Ltd., 144A, (Bermuda), 8.25%, 09/30/2020	$2,750,000	$2,516,250
Frontier Communications Corp., 11.00%, 09/15/2025	2,250,000	2,168,438
Sprint Capital Corp., 6.90%, 05/01/2019	1,000,000	1,068,750
Sprint Corp., 7.63%, 02/15/2025	1,000,000	1,116,250
Uniti Group, Inc. / Uniti Fiber Holdings, Inc. / CSL Capital, LLC, 144A, 7.13%, 12/15/2024(i)	555,000	563,325
		7,433,013
Utilities: Electric 1.0%
Dynegy, Inc., 7.63%, 11/01/2024	1,250,000	1,143,750
Dynegy, Inc., 144A, 8.00%, 01/15/2025	1,500,000	1,376,250
NRG Energy, Inc., 7.25%, 05/15/2026	1,375,000	1,405,938
NRG Energy, Inc., 7.88%, 05/15/2021	142,000	145,550
		4,071,488
Total Corporate Bonds (Cost: $241,439,238)		248,830,252

Collateralized Loan Obligations 38.7%(j)

Collateralized Loan Obligations — Debt 28.9%
AMMC CLO XIV, Ltd., (Cayman Islands), 5.96%, 07/27/2026(g)	1,500,000	1,416,690
Apidos CLO XI, Ltd., (Cayman Islands), 8.81%, 01/17/2028(g)	1,500,000	1,506,074
Atlas Senior Loan Fund IV, Ltd., (Cayman Islands), 5.74%, 02/17/2026(g)	2,000,000	1,941,878
Atlas Senior Loan Fund VI, Ltd., (Cayman Islands), 6.36%, 10/15/2026(g)	1,000,000	962,663
Atrium XI, (Cayman Islands), 6.25%, 10/23/2025(g)	5,590,000	5,506,273
Avery Point VII CLO, Ltd., (Cayman Islands), 7.76%, 01/15/2028(g)	350,000	351,688
Babson CLO, Ltd. 2016-1, (Cayman Islands), 7.70%, 04/23/2027(g)	2,000,000	2,005,586

Collateralized Loan Obligations(j) (continued)

	Principal Amount	Value(a)
Bain Capital Credit CLO 2016-2, 8.20%, 01/15/2029(g)	$2,000,000	$2,022,004
Benefit Street Partners CLO IV, Ltd., (Cayman Islands), 8.41%, 01/20/2029(g)	2,500,000	2,522,735
Cent CLO XVIII, Ltd., (Cayman Islands), 5.75%, 07/23/2025(g)	3,000,000	2,789,892
Cent CLO XXIII, Ltd., (Cayman Islands), 6.56%, 04/17/2026(g)	2,750,000	2,637,049
Clear Creek CLO, Ltd., (Cayman Islands), 6.91%, 04/20/2027(g)	1,000,000	988,869
Denali Capital CLO XI, Ltd., 2015-1A D, (Cayman Islands), 6.61%, 04/20/2027(g)	1,000,000	940,608
Denali Capital CLO XI, Ltd., 2015-1A E, (Cayman Islands), 7.11%, 04/20/2027(g)	2,000,000	1,685,320
Denali Capital CLO XI, Ltd., 2015-1X D, (Cayman Islands), 6.61%, 04/20/2027(g)	460,000	432,680
Denali Capital CLO XII, Ltd., 2016-1A E, (Cayman Islands), 8.91%, 04/15/2028(g)	5,000,000	5,013,410
Dorchester Park CLO, Ltd., (Ireland), 6.41%, 01/20/2027(g)	625,000	625,114
Dorchester Park CLO, Ltd., (Ireland), 7.41%, 01/20/2027(g)	4,000,000	3,735,216
Dryden XXXVII Senior Loan Fund, (Cayman Islands), 6.56%, 04/15/2027(g)	1,250,000	1,242,983
Dryden XLII Senior Loan Fund, (Cayman Islands), 8.41%, 07/15/2027(g)	1,500,000	1,512,012
Galaxy XIX CLO, Ltd., (Cayman Islands), 6.25%, 01/24/2027(g)	800,000	783,998
Galaxy XX CLO, Ltd., (Cayman Islands), 6.66%, 07/20/2027(g)	3,500,000	3,421,915
Goldentree Loan Opportunities X, Ltd., (Cayman Islands), 6.36%, 07/20/2027(g)	1,500,000	1,455,687
Goldentree Loan Opportunities XI, Ltd., (Cayman Islands), 6.71%, 04/18/2027(g)	1,000,000	995,018
Halcyon Loan Advisors Funding 2013-1, Ltd., (Cayman Islands), 4.66%, 04/15/2025(g)	4,000,000	3,931,652
Halcyon Loan Advisors Funding 2015-1, Ltd., (Cayman Islands), 6.81%, 04/20/2027(g)	750,000	718,939

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Collateralized Loan Obligations(j) (continued)

	Principal Amount	Value(a)
Halcyon Loan Advisors Funding 2015-3, Ltd., (Cayman Islands), 7.11%, 10/18/2027(g)	$2,500,000	$2,385,987
Highbridge Loan Management 2015-7, Ltd., (Cayman Islands), 8.54%, 11/15/2026(g)	650,000	647,749
Jamestown CLO IV, Ltd., (Cayman Islands), 6.16%, 07/15/2026(g)	2,000,000	1,804,360
Jamestown CLO VI, Ltd., (Cayman Islands), 5.80%, 02/20/2027(g)	900,000	820,641
LCM XXIII, Ltd., (Cayman Islands), 8.16%, 10/20/2029(g)	3,000,000	3,067,278
Madison Park Funding XIII, Ltd., (Cayman Islands), 6.03%, 01/19/2025(g)	5,250,000	5,153,725
Madison Park Funding XIV, Ltd., (Cayman Islands), 5.78%, 07/20/2026(g)	2,750,000	2,679,699
Madison Park Funding XVII, Ltd., (Cayman Islands), 6.61%, 07/21/2027(g)	1,500,000	1,486,460
Magnetite XIV, Ltd., (Cayman Islands), 7.66%, 07/18/2028(g)	4,000,000	3,764,528
Mountain Hawk III CLO, Ltd., (Cayman Islands), 6.01%, 04/18/2025(g)	2,000,000	1,832,910
Northwoods Capital X, Ltd., (Cayman Islands), 5.63%, 11/04/2025(g)	2,000,000	1,900,178
Octagon Investment Partners 28, Ltd., (Cayman Islands), 7.65%, 10/24/2027(g)	2,000,000	2,004,910
Octagon Investment Partners XVIII, Ltd., (Cayman Islands), 6.29%, 12/16/2024(g)	2,600,000	2,599,919
OHA Credit Partners VII, Ltd., (Cayman Islands), 8.55%, 11/20/2027(g)	2,850,000	2,900,556
OHA Credit Partners XI, Ltd., (Cayman Islands), 9.26%, 10/20/2028(g)	2,000,000	2,009,256
OZLM VII, Ltd., (Cayman Islands), 6.16%, 07/17/2026(g)	2,750,000	2,632,206
OZLM XI, Ltd., (Cayman Islands), 6.44%, 01/30/2027(g)	1,250,000	1,218,983
OZLM XIV, Ltd., (Cayman Islands), 7.51%, 01/15/2029(g)	4,500,000	4,501,323

Collateralized Loan Obligations(j) (continued)

	Principal Amount	Value(a)
Steele Creek CLO 2016-1, Ltd., (Cayman Islands), 7.88%, 06/15/2028(g)	$3,000,000	$2,973,099
THL Credit Wind River 2015-2 CLO, Ltd., (Cayman Islands), 6.86%, 10/15/2027(g)	4,000,000	3,979,244
THL Credit Wind River 2016-1 CLO, Ltd., (Cayman Islands), 8.66%, 07/15/2028(g)	3,500,000	3,554,383
THL Credit Wind River 2016-2 Clo, Ltd., (Cayman Islands), 7.37%, 11/01/2028(g)	1,750,000	1,747,795
TICP CLO III, Ltd, (Cayman Islands), 6.71%, 01/20/2027(g)	4,000,000	3,902,604
Venture XXIV CLO, Ltd., (Cayman Islands), 7.88%, 10/20/2028(g)	700,000	701,138
Wellfleet CLO 2016-2, Ltd., (Cayman Islands), 8.16%, 10/20/2028(g)	1,000,000	1,001,629
West CLO 2013-1, Ltd., (Cayman Islands), 4.68%, 11/07/2025(g)	3,000,000	2,978,487
West CLO 2014-2, Ltd., (Cayman Islands), 7.20%, 01/16/2027(g)	2,750,000	2,475,239
Total Collateralized Loan Obligations — Debt		117,870,239
Collateralized Loan Obligations — Equity 9.8%
Atlas Senior Loan Fund III, Ltd., (Cayman Islands), 08/18/2025	1,500,000	720,033
Atrium CLO VII, (Cayman Islands), 11/16/2022	1,600,000	9,600
Carlyle Global Market Strategies CLO 2013-4, Ltd., (Cayman Islands), 10/15/2025	1,259,000	708,418
Carlyle Global Market Strategies CLO 2014-3, Ltd., (Cayman Islands), 07/27/2026	1,000,000	787,033
Cedar Funding IV CLO, Ltd., (Cayman Islands), 10/23/2026	4,000,000	3,580,816
Cedar Funding V CLO, Ltd., (Cayman Islands), 07/17/2028	1,500,000	1,322,682
Cedar Funding VI CLO, Ltd., (Cayman Islands), 10/20/2028	2,000,000	1,772,268
Crestline Denali CLO XV, Ltd., (Cayman Islands), 04/20/2030(i)	3,875,000	3,720,000

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Collateralized Loan Obligations(j) (continued)

	Principal Amount	Value(a)
Dryden XXXVII Senior Loan Fund, (Cayman Islands), 04/15/2027	$1,000,000	$692,623
Goldentree Loan Opportunities VI, Ltd., (Cayman Islands), 04/17/2022	1,500,000	—
Halcyon Loan Advisors Funding 2017-1, Ltd., (Cayman Islands), 04/25/2029(i)	1,750,000	1,532,125
LCM XII, L.P., (Cayman Islands), 10/19/2022	1,000,000	560,158
LCM XIII, L.P., (Cayman Islands), 01/19/2023	2,175,000	1,361,119
LCM XV, L.P., (Cayman Islands), 08/25/2024	5,875,000	2,722,181
LCM XXIII, Ltd., (Cayman Islands), 10/20/2029	3,100,000	2,436,017
Madison Park Funding IV, Ltd., (Cayman Islands), 03/22/2021	3,700,000	4,795,440
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000,000	2,822,440
Nautique Funding, Ltd., (Cayman Islands), 04/15/2020	1,300,000	5,513
Oaktree CLO, Ltd. 2015-1A, (Cayman Islands), 10/20/2027	4,000,000	2,904,292
OHA Credit Partners VII, Ltd., (Cayman Islands), 11/20/2023	2,000,000	1,479,606
OHA Loan Funding 2013-1, Ltd., (Cayman Islands), 07/23/2025	3,000,000	2,013,087
Race Point VIII CLO, Ltd., (Cayman Islands), 02/20/2030	3,000,000	1,918,974
Venture XXVII CLO, Ltd., (Cayman Islands), 07/20/2030(i)	2,025,000	1,956,352
West CLO 2013-1, Ltd., (Cayman Islands), 11/07/2025	500,000	220,021
Total Collateralized Loan Obligations — Equity		40,040,798
Total Collateralized Loan Obligations (Cost: $147,062,052)		157,911,037

Common Stocks 1.7%(k)

	Shares	Value(a)
Energy: Oil & Gas 1.3%
Energy & Exploration Partners, LLC(d)	402	$—
Halcon Resources Corp.	292,519	1,959,877
Templar Energy, LLC, Class A Common Equity	145,457	1,054,562
Templar Energy, LLC, Class A Preferred Equity	216,949	2,169,494
		5,183,933
Printing and Publishing 0.2%
Dex Media, Inc.	266,744	820,238
Services: Business 0.2%
Affinion Group Holdings, Inc.	87,683	1,096,037
Total Common Stocks (Cost: $15,117,709)		7,100,208

Warrants — 0.0%

Energy: Oil & Gas — 0.0%
Midstates Petroleum Company, Inc.(k)	17,882	44,705
Total Warrants (Cost: $1,231,130)		44,705
Total Investments — 137.3% (Cost: $553,377,904)		$560,939,981
Liabilities in Excess of Other Assets — (37.3%)		(152,402,344)
Net Assets — 100.0%		$408,537,637

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States issuers, unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate as of April 30, 2017.

(c)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(d)  Security valued at fair value using methods determined in good faith by or under the direction of the board of directors.

(e)  See Note 8 regarding defaulted securities.

(f)  Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.

(g)  Variable rate coupon rate shown as of April 30, 2017.

(h)  Payment-In-Kind security (PIK), which may pay interest/dividends in additional par/shares.

(i)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(j)  Collateralized Loan Obligations are all issued as 144A securities.

(k)  Non-income producing security as of April 30, 2017.

  As of April 30, 2017, the aggregate cost of securities for Federal income tax purposes was $553,396,618.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$23,614,543
Gross unrealized depreciation	(16,071,180)
Net unrealized appreciation	$7,543,363

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

RegS  Regulation S — Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

April 30, 2017 (Unaudited)

Assets:
Investments, at value (cost $553,377,904)	$560,939,981
Cash	17,271,431
Cash denominated in foreign currency, at value (cost $140,305)	144,424
Receivable for securities sold	23,713,996
Interest and principal receivable	6,018,892
Deferred debt issuance costs	104,889
Total assets	608,193,613
Liabilities:
Line of credit outstanding (Note 5)	166,870,131
Payable for securities purchased	31,605,129
Payable for investment advisory fees (Note 6)	486,820
Payable for interest (Note 5)	270,607
Accrued expenses and other payables	423,289
Total liabilities	199,655,976
Net assets	$408,537,637
Net assets consist of:
Paid-in capital	$444,634,743
Accumulated net investment income	647,724
Accumulated net realized loss on investment and foreign currency	(41,461,376)
Net unrealized appreciation on investments and foreign currency	4,716,546
Net assets	$408,537,637
Common shares:
Shares outstanding (1 billion shares authorized at $0.001 par value)	22,962,824
Net asset value per share	$17.79

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the six months ended April 30, 2017 (Unaudited)

Investment income:
Interest	$20,762,830
Expenses:
Investment advisory fees (Note 6)	2,881,577
Interest (Note5)	1,540,560
Administrative services of the adviser (Note 6)	352,877
Legal fees	174,250
Investor support fees (Note 6)	230,443
Administration, custodian and transfer agent fees (Note 6)	214,432
Other expenses	374,289
Total expenses	5,768,428
Net investment income	14,996,102
Net realized and unrealized gains/(losses) on investments and foreign currency
Net realized loss on investments	(8,121,811)
Net realized gain on foreign currency	5,340,940
Net unrealized appreciation on investments	24,011,665
Net unrealized depreciation on foreign currency	(4,919,137)
Net realized and unrealized gain on investments and foreign currency	16,311,657
Total increase in net assets resulting from operations	$31,307,759

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Changes in Net Assets

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Increase (decrease) in net assets from operations:
Net investment income	$14,996,102	$28,465,722
Net realized loss on investments and foreign currency	(2,780,871)	(27,004,976)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	19,092,528	28,799,432
Net increase from operations	31,307,759	30,260,178
Distributions to shareholders from:
Net investment income	(14,125,479)	(28,847,985)
Return of capital	—	(1,305,942)
Total distributions	(14,125,479)	(30,153,927)
Net increase in net assets from operations and distributions	17,182,280	106,251
Share transactions:
Cost of shares repurchased (Note 4)	(431,694)	(6,363,294)
Net decrease from share transactions	(431,694)	(6,363,294)
Total increase (decrease) in net assets	16,750,586	(6,257,043)
Net Assets, beginning of period	391,787,051	398,044,094
Net Assets, end of period	$408,537,637	$391,787,051
Undistributed net income / (Distributions in excess of net income)	$647,724	$(222,899)

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the period ended April 30, 2017 (Unaudited)

Operating activities:
Net increase in net assets from operations	$31,307,759
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(263,601,137)
Proceeds from the sale of investments	272,280,446
Amortization and accretion of discounts and premiums, net	(53,295)
Net realized loss on investments	8,121,811
Net realized gain on foreign currency	(5,340,940)
Net unrealized appreciation on investments	(24,011,665)
Net unrealized depreciation on foreign currency	4,919,137
Changes in operating assets and liabilities:
Interest and principal receivable	191,673
Deferred debt issuance costs	8,180
Payable for investment advisory fees	6,429
Payable for interest expense	18,955
Accrued expenses and other fees	215,267
Net cash provided by operating activities	24,062,620
Financing activities:
Borrowing on line of credit	78,236,979
Paydowns of line of credit	(78,255,835)
Cost of shares repurchased	(431,694)
Distributions paid to common shareholders	(14,125,479)
Net cash used in financing activities	(14,576,029)
Effect of exchange rate changes on cash	(716,581)
Net increase in cash	8,770,010
Cash:
Beginning of period	8,645,845
End of period	$17,415,855
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$1,464,083

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

Per Share Data:	Six Month Period Ended April 30, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net asset value, beginning of period	$17.04		$16.95	$18.72	$19.43	$19.10
Income from investment operations:
Net investment income	0.66		1.23	1.21	1.24	1.09
Net realized and change in unrealized gain (loss)	0.71		0.16	(1.58)	(0.55)	0.45
Total from investment operations	1.37		1.39	(0.37)	0.69	1.54
Less distributions declared to shareholders:
From net investment income	(0.62)		(1.23)	(1.33)	(1.40)	(1.17)
From net realized gains	—		—	(0.07)	—	—
From return of capital	—		(0.07)	— (b)	—	—
Total distributions declared to shareholders	(0.62)		(1.30)	(1.40)	(1.40)	(1.17)
Capital share transactions:
Common share offering costs charged to paid-in capital	—		—	—	—	(0.04)
Net asset value, end of period	$17.79		$17.04	$16.95	$18.72	$19.43
Market value, end of period	$16.21		$14.70	$14.37	$16.86	$18.05
Net asset value total return(c)	8.17	%(f)	8.98%	(2.11)%	3.54%	8.04	%(f)
Market value total return(e)	14.70	%(f)	12.47%	(6.74)%	1.02%	(4.03	)%(f)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$408,558		$391,787	$398,044	$321,368	$333,526
Expenses, inclusive of interest expense and amortization of debt issuance costs	2.89	%(d)	2.96%	2.83%	2.58%	2.18%
Expenses, exclusive of interest expense and amortization of debt issuance costs	2.13	%(d)	2.34%	2.39%	1.97%	1.74%
Net investment income	7.51	%(d)	7.68%	6.51%	6.40%	5.74%
Portfolio turnover rate	43.90	%(f)	92.30%	89.67%	96.01%	189.46%

(a)  For the period from November 27, 2012 (commencement of operations) to October 31, 2013.

(b)  Less than $0.005.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(d)  Annualized.

(e)  Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(f)  Not annualized.

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

April 30, 2017 (Unaudited)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or the "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act''), as a closed-end, non-diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company (RIC), under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund commenced operations on November 27, 2012. Ares Capital Management II LLC (the "Adviser'') was registered as a Registered Investment Adviser with the SEC on June 9, 2011 and serves as the investment adviser to the Fund.

Investment Objective and Policies

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The Advisor makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

For investment purposes, the Fund has entered into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan commitments ("unfunded loan commitments"). Unfunded loan commitments purchased at a discount/premium may include cash received/paid for the amounts representing such discounts/premiums. Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period. As of April 30, 2017, the fair value of loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $2,607,898 and €1,234,657.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and adjusted cost of the investments or paid out in cash and recorded as interest income. All interest for the period ended April 30, 2017 was received in cash.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Cash

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund's cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. At April 30, 2017, cash and cash equivalents totaled $17,393,361.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Dividends to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its board of directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The board of directors may elect to change the Fund's distribution policy at any time.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its board of directors from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the twelve months ended December 31, 2016, the Fund did not pay U.S. federal excise taxes.

As of October 31, 2016, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

examination by the Internal Revenue Service for a period of three years from the date of filing.

Deferred Debt Issuance Costs

Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, depending on the type of debt instrument.

Recently Issued Accounting Pronouncements

In October 2016 the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and for interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access

•  Level 2 — Valuations based on quoted prices in markets that are not active or which all significant inputs are observable either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement (including a single broker quote or the Fund's own assumptions in determining the fair value of investments)

The fair value of the Fund's investments are primarily estimated based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. The Fund's custodian obtains prices from independent pricing services based on an authorized pricing matrix as approved by the Fund's board of directors. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. As part of its internal controls, the Adviser obtains, reviews and tests information to corroborate prices received from third-party pricing sources. The main inputs into the Adviser's valuation model for these Level 3 securities include earnings multiples (based on the historical earnings of the issuer) and discounted cash flows. The Adviser may also consider original transaction price, recent transactions in the same or similar instruments and completed third-party transactions in comparable instruments as well as

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

other liquidity, credit and market risk factors. Models will be adjusted as deemed necessary by the Adviser.

Bank loans and corporate debts: The fair value of bank loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	126,987,412	20,066,367	147,053,779
Corporate Bonds	—	248,830,252	—	248,830,252
Collateralized Loan Obligations	—	7,208,477	150,702,560	157,911,037
Common Stock	1,959,877	2,970,837	2,169,494	7,100,208
Warrants	—	—	44,705	44,705
Total Investments	1,959,877	385,996,978	172,983,126	560.939,981

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the six months ended April 30, 2017:

	Senior Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations ($)	Common Stock ($)	Warrants ($)	Total ($)
Balance as of 10/31/16	16,689,470	3,418,626	139,112,685	4,722,098	—	163,942,879
Purchases(a)	15,318,422	—	38,268,670	47,674	1,231,130	54,865,896
Sales(b)	(746,025)	(3,419,170)	(38,915,056)	—	—	(43,080,251)
Net realized and unrealized gain/(loss)	(497,757)	(25,361)	11,680,603	(312,701)	(1,186,425)	9,658,359
Net accrued discounts	5,208	25,905	555,658	—	—	586,771
Transfers in to Level 3	—	—	—	—	—	—
Transfers out of Level 3	(10,702,951)	—	—	(2,287,577)	—	(12,990,528)
Balance as of 4/30/17	20,066,367	—	150,702,560	2,169,494	44,705	172,983,126
Net change in unrealized appreciation/ (depreciation) from Investments held as of 4/30/17	(450,967)	—	8,619,380	(159,137)	(1,186,425)	6,822,851

Investments were transferred out of Level 3 and into Level 2 during the period ended April 30, 2017 due to changes in the quantity and quality of information obtained to support the fair value of each investment.

(a) Purchases include payment-in-kind interest and securities received from a restructuring.

(b) Sales include principal redemptions.

The valuation techniques used by the Adviser to measure fair value as of April 30, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Senior Loans	18,736,926	Broker quotes and/or 3rd party pricing services	N/A	N/A
Senior Loans	985,605	EV Market Multiple Analysis	EBITDA multiple	4.0	x-7.5x
Senior Loans	193,184	Yield analysis	Market yield	15%
Senior Loans	150,652	Other	Expected proceeds	N/A
Collateralized Loan Obligations	150,702,560	Broker quotes and/or 3rd party pricing services	N/A	N/A
Common Stock	2,169,494	Broker quotes and/or 3rd party pricing services	N/A	N/A
Warrants	44,705	Broker quotes and/or 3rd party pricing services	N/A	N/A
Total Level 3 Investments	172,983,126

There were no transfers between Level 1 and 2 during the period. It is the Fund's policy to recognize transfers into and out of all levels at the end of the reporting period.

(4) Common Stock

Common share transactions were as follows:

	Six Months Ended April 30, 2017
	Shares	Amount ($)
Common shares outstanding — beginning of period	22,991,775	430,223,380
Common shares repurchased — shares repurchase plan	(28,951)	(431,694)
Common shares outstanding — end of period	22,962,824	429,791,686

The board of directors has authorized the repurchase of shares of the Fund's outstanding common stock on the open market at the fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the board of directors may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their net asset value and any narrowing of this discount that does result may not be maintained.

(5) Credit Facility

The Fund is party to a senior secured revolving credit facility with State Street Bank and Trust Company (the "Lender") in which the Lender agreed to make loans of up to $212 million to the Fund (the "Credit Facility") secured by certain assets of the Fund. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. The interest expense was $1,483,038 for the six months ended April 30, 2017. Unused portions of the Credit Facility will accrue a commitment fee equal to an annual rate of 0.15% if 80% of the Credit Facility is utilized or 0.25% if less than 80% of the Credit Facility is utilized. The unused commitment fee for the period ended April 30, 2017 was $22,428 for the Fund. The fair value of the Fund's borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturity for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy.

The weighted average outstanding daily balance of all loans during the period from November 1, 2016 to April 30, 2017 was approximately $178,277,713 with an average borrowing cost of 1.70%. As of April 30, 2017, the amount outstanding under the Credit Facility was $166,870,131. The Credit Facility maturity date is October 2, 2018 and the Fund was in compliance in all material respects with the terms of the Credit Facility.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. For non-public indebtedness issued by the Fund (for example, the Credit Facility), the Fund may be able to continue to pay distributions on its capital stock or purchase its capital stock even if the

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Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

asset coverage ratio on its indebtedness falls below 300%. As of April 30, 2017, the Fund's asset coverage was 345%.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management, L.P. ("Ares") and leverages Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the investment advisory agreement with the Fund ("Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets"). The management fees incurred for the six months ended April 30, 2017 were $2,881,577 for the Fund.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs of $352,877 for the six months ended April 30, 2017.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred for the six months ended April 30, 2017 were $214,432 for the Fund.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. For the period from October 31, 2016 through December 31, 2016, the Fund paid Destra a fee equal to 0.10% of Managed Assets par annum for these services. Effective January 1, 2017, the fee rate was changed to 0.07% per annum. The terms of this agreement shall be in effect for an initial period of two years and shall thereafter continue for successive one year periods. The total expenses incurred for the six months ended April 30, 2017 were $230,443 for the Fund.

(7) Investment Transactions

For the six months ended April 30, 2017, the cost of purchases and proceeds from sales of securities, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from Investments Sold $$
251,601,015	(275,394,334)

(8) Defaulted Securities

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of April 30, 2017, the aggregate value of those securities was $193,184 representing 0.05% of the Fund's net assets. The Fund no longer accrues income on securities for which income has been deemed uncollectible. Additionally, the Fund provides an estimate for losses on interest of receivable. Any such securities have been identified on the accompanying Schedule of Investments.

(9) Risk Factors

Senior Loans Risk

Although Senior Loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the common shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan

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Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the common shares. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common-law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Corporate Bond Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate

Bonds can experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. The Adviser's judgment may play a greater role in the valuation process.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the

Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Eurozone Risk

Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults and European Union and/or Eurozone exists could have material adverse effects on investments by the Fund in securities of European

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund.

Brexit Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). The government of the UK held an in-or-out referendum on the UK's membership in the European Union ("EU") on June 23, 2016. The referendum resulted in a vote in favor of the exit of the UK from the EU ("Brexit"). There will be a process of negotiation that will determine the future terms of the UK's relationship with the EU. The uncertainty in the wake of the referendum and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in US dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit or otherwise adversely affects the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Fund's income and its level of distributions.

(10) Annual Meeting of Stockholders

The Annual Meeting of Stockholders of the Fund will be held at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, on June 29, 2017 at 12:00 p.m., Pacific Time. A Notice Regarding

the Availability of Proxy Materials on the Internet has been mailed to shareholders of record as of April 28, 2017.

(11) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared on April 20, 2017:

Ex-Date: May 23, 2017
Record Date: May 25, 2017
Payable Date: May 31, 2017
Per Share Amount: $0.1025

Ex-Date: June 20, 2017
Record Date: June 22, 2017
Payable Date: June 30, 2017
Per Share Amount: $0.1025

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

April 30, 2017 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room (the "PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2017 (Unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in non-certificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts 02111 or by telephone at (877) 272-8164.

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2017 (Unaudited)

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, IL 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 1001

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2017 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2017 (Unaudited)

Directors

Name, Address(1) and Age	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs (57)	Director and Chairman of the Board	Since 2011***	Partner, Ares Management, L.P.	2	Terex Corporation
Seth J. Brufsky (50)	Director, President and Chief Executive Officer	Since 2012**	Partner, Ares Management, L.P.	1	None
Independent Directors
James K. Hunt(4) (65)	Director	Since 2016***	Consultant, Tournament Capital Advisors, LLC; from 2015 to 2016, Managing Partner and Chief Executive Officer, Middle Market Credit platform — Kayne Anderson Capital Advisors LLC; from 2014 to 2015, Chairman, THL Credit, Inc.; from 2010 to 2014, Chief Executive Officer and Chief Investment Officer, THL Credit, Inc. and THL Credit Advisors LLC	2	PennyMac Financial Services, Inc.; Hunt Companies, Inc.
John J. Shaw (65)	Director	Since 2012**	Independent Consultant; prior to 2012, President, St. Louis Rams	2	None
Bruce H. Spector (74)	Director	Since 2014*	Independent Consultant; from 2007 to 2013, Senior Advisor, Apollo Global Management LLC (private equity)	2	The Private Bank of California (2007-2013)

(1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the 1940 Act, of the Fund. Mr. Sachs and Mr. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

(4)  Mr. Hunt was appointed to the Board of Directors effective November 1, 2016 and replaced M. Freddie Reiss who resigned from the Board of Directors effective November 1, 2016.

* Term continues until the Fund's 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

** Term continues until the Fund's 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

*** Term continues until the Fund's 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2017 (Unaudited)

Officers

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky (50)	President, Chief Executive Officer, Director and portfolio manager of ARDC	Since 2012

Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares. Mr. Brufsky also serves as a Director, President and Chief Executive Officer and one of three Portfolio Managers of ARDC. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the ARDC Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.

Penni Roll (51)	Chief Financial Officer	Since 2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of Ares Capital Corporation ("ARCC"), ARDC, American Capital Senior Floating, Ltd. ("ACSF") and CADEX. She joined Ares in April 2010 as Executive Vice President — Finance of Ares Capital Management.

Brett A. Byrd (50)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Mr. Byrd is a Principal and Deputy CCO in the Ares Compliance Group. Additionally, Mr. Byrd has served as Chief Compliance Officer and Anti-Money Laundering Officer of ARDC since September 2014. He joined Ares in February 2011 and is a Principal and Deputy CCO in the Ares Compliance Group.

Scott Lem (39)	Treasurer	Since 2016

Mr. Lem is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of ARCC and Chief Accounting Officer of ACSF. He also serves as Treasurer of ARDC and CADEX. He previously served as Assistant Treasurer of ARCC from May 2009 to May 2013. Mr. Lem joined Ares in 2003.

Daniel J. Hall (38)	General Counsel, Chief Legal Officer and Secretary	Since 2012

Mr. Hall is a Managing Director and Co-General Counsel (Credit) in the Ares Legal Group. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012 and as General Counsel, Chief Legal Officer and Secretary of CADEX since 2016. Mr. Hall joined Ares in 2009.

Michael Weiner (64)	Vice President and Assistant Secretary	Since 2012

Mr. Weiner is Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, a Partner and General Counsel in the Ares Legal Group and a member of the Management Committee of Ares. Mr. Weiner has been an officer of ARCC since 2006, including General Counsel from September 2006 to January 2010, and also serves as Vice President of Ares Commercial Real Estate Corporation. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. He has served as Vice President and Assistant Secretary of ARDC since 2012 and as Vice President and Assistant Secretary of CADEX since 2016. Mr. Weiner joined Ares in September 2006.

Keith Ashton (50)	Vice President and portfolio manager of ARDC	Since 2013

Mr. Ashton is a Partner in the Ares Credit Group, Co-Head and Portfolio Manager of Structured Credit and a member of the Management Committee of Ares. Additionally, he serves as a member of the Ares Credit Group's Global Structured Credit Investment Committee and the ARDC Investment Committee. Mr. Ashton has also served as Vice President and one of three Portfolio Managers of ARDC since 2013. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA's institutional asset management business.

Semi-Annual Report 2017

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2017 (Unaudited)

Officers

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Americo Cascella (45)	Vice President	Since 2013

Mr. Cascella is a Partner in the Ares Credit Group. Additionally, Mr. Cascella serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. He has served as Vice President of ARDC since 2013. Mr. Cascella joined Ares in 1998.

Daniel Hayward (31)	Vice President	Since 2016

Mr. Hayward is a Managing Director and Co-Portfolio manager in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Mr. Hayward has served as Vice President of ARDC since 2016. Prior to joining Ares in 2012, he was a senior collateralized loan obligation analyst at State Street Bank, where he focused on managing a team in the Trustee Department

Ann Kono (41)	Vice President	Since 2013

Ms. Kono currently serves as a Partner and Chief Information and Risk Officer of Ares and is a member of the Management Committee of Ares. She additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. She has served as Vice President of ARDC since 2013 and as Vice President of CADEX since 2016. Ms. Kono joined Ares in 2007.

John A. Leupp (51)	Vice President and portfolio manager of ARDC	Since 2013

Mr. Leupp is a Partner in the Ares Credit Group and the Co-Head and Portfolio Manager of U.S. Liquid Credit, where he is responsible for managing Ares' U.S. high yield and bank loan credit strategies. He is also a member of the Management Committee of Ares. In addition, he serves as a member of the Ares Credit Group's U.S. Liquid Credit and Private Credit Solutions Investment Committees and the ARDC Investment Committee. He has served as Vice President of ARDC since 2013 and as one of three Portfolio Managers of ARDC since 2015. Mr. Leupp joined Ares in 2003.

(1) The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Semi-Annual Report 2017

Item 2.  Code of Ethics.

Not applicable for this filing.

Item 3.  Audit Committee Financial Expert.

Not applicable for this filing.

Item 4.  Principal Accountant Fees and Services.

Not applicable for this filing.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for this filing.

Item 6.  Schedule of Investments.

(a)                                 Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable for this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Not applicable for this filing.

(a)(2)  Not applicable for this filing.

(a)(3)  Not applicable for this filing.

(a)(4)  Not applicable for this filing.

(b) There have been no changes to the portfolio managers of Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”).

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended April 30, 2017, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the Exchange Act.

3

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/16 through 11/30/16	10,000	$14.4238	10,000	1,848,733
Month #2 12/01/16 through 12/31/16	9,951	$14.8006	9,951	1,838,782
Month #3 01/01/17 through 01/31/17	5,000	$15.331	5,000	1,833,782
Month #4 02/01/17 through 02/29/17	4,000	$15.6803	4,000	1,829,782
Month #5 03/01/17 through 03/31/17	None	$0	None	1,829,782
Month #6 04/01/17 through 04/30/17	None	$0	None	1,829,782
Total	28,951	$15.06	28,951	—

(a), (b)            On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares.  The Fund is authorized to repurchase up to 10% of its outstanding Common Shares.  The Fund is not required to effect share repurchases.

(c)                                  The above-referenced share repurchase program has no expiration date.

(d), (e)             Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

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(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Not applicable for this filing.

(a)(2)                  The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)                  Not applicable for this filing.

(b)                                 The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	July 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	July 6, 2017

By:	/s/ Scott Lem
Scott Lem
Chief Financial Officer

Date:	July 6, 2017

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